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                                                                   Exhibit 10.4


                         AMENDMENT TO SECURITY AGREEMENT


         This amendment to security agreement ("Amendment") is made and entered into as of September 29, 2000 by and between Boats.com, Inc., a Delaware corporation ("Debtor") and The Cobalt Group, Inc., a Washington corporation ("Secured Party").

         WHEREAS, Debtor and Secured Party are parties to a Security Agreement dated as of January 25, 2000 (the "Agreement"; capitalized terms used herein without definition shall have the meaning set forth in the Agreement) which Agreement secures Debtor's performance under a promissory note dated January 25, 2000 (the "Note");

         WHEREAS, Debtor has requested that Secured Party modify the Note, as set forth in the Note Modification Agreement of even date herewith; and

         WHEREAS, Secured Party wishes to grant Debtor's request subject to certain terms and conditions, including the amendments outlined below,

         NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         1. MAINTAINING SEPARATION OF THE COLLATERAL. As of the date hereof, the following new Section 4.8 is hereby added to the Agreement:

             4.8 MAINTAINING SEPARATION OF THE COLLATERAL.  Debtor will:

                 (a) maintain the segregation, in both hardware and software applications, of the YachtWorld development environment, production environment and databases from other operations of the Debtor; and

                 (b) prevent interdependencies between the hardware and software of YachtWorld and of the Debtor's other operations, including but not limited to preventing any significant feature of the YachtWorld web site or services from being dependent on accessing data that is part of Debtor's other operations.

                 Debtor will allow the Secured Party to inspect Debtor's operations and question Debtor's employees to ensure compliance with this Section 4.8. Debtor shall have a period of ten days following notice from Secured Party of Debtor's failure to comply with this Section 4.8 to commence measures to remedy the non-compliance; provided, however, that such remedial program must be acceptable to Secured Party. If the parties cannot agree on a remedial program within 10 days, the default will not have been cured and Secured Party may pursue its remedies under this Agreement and under any other statute or agreement;

         2. ACTIONS TO PROTECT COLLATERAL. As of the date hereof, Section 6 of the Agreement is amended to delete the "and" prior to 6(c) and the following text is added to the end of 6(c):

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                  ; and (d) to enter upon any premises of Debtor where
                  Collateral is or may be located, and to enter into discussions with parties to any lease, contract, agreement or arrangement with Debtor, in each such case to protect the Collateral, preserve its value and provide for its disposition, and in all such cases without liability to Debtor, except for any action in bad faith or reckless disregard for the rights of Debtor.

         3. DOMAIN NAME REGISTRATION. As of the date hereof, the following sentence is added to the end of Section 2.4 of the Agreement: "The domain names include, but are not limited to, the domain names set forth in Exhibit C hereto."

         4. EXHIBITS. As of the date hereof, Exhibit A to this Amendment is added to the Agreement as Exhibit C thereto.

         5. REAFFIRMATION. Except as hereby expressly amended, all terms, covenants, and provisions of the Agreement are and shall remain in full force and effect and all references thereto shall henceforth refer to the Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Agreement.

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             IN WITNESS WHEREOF, each of the parties hereto has caused this
Amendment to be duly executed and delivered in its name and on its behalf, all as of the day and year first above written.

DEBTOR:                                  BOATS.COM, INC.


                                           By /s/ Rolando Esteverena
                                             ---------------------------------
                                               Its CEO
                                                  ----------------------------


SECURED PARTY:                            THE COBALT GROUP, INC.


                                           By /s/ Lee James Branz
                                             --------------------------------
                                               Its VP & General Counsel
                                                  ---------------------------